UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

ANDRETTI ACQUISITION CORP. iI
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42268	98-1792547
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kimball Place, Suite 550, Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 299-2201

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	POLEU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	POLE	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Special Meeting (as defined below), Andretti Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), and Andretti Sponsor II LLC (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreements”) with several unaffiliated third-party holders (the “Investors”) of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued in the Company’s initial public offering (the “Public Shares”), pursuant to which the Company and the Sponsor agreed to cause the surviving entity of any future Company initial business combination (“Pubco”) to issue, in connection with the consummation of an initial business combination, to such Investors up to (i) an aggregate of 250,000 ordinary or common shares of Pubco (“Pubco Shares”) if the initial business combination is completed on or prior to June 9, 2027 or (ii) an aggregate of 83,333 Pubco Shares if the initial business combination is completed after June 9, 2027, in exchange for their agreement to not redeem up to an aggregate of 1,000,000 Public Shares (the “Non-Redeemed Shares”).

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal (as defined below) is approved by the Company’s shareholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Special Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Special Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal at the Special Meeting, (ii) the Company’s determination not to proceed with the Extension (as defined below), (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable Investor exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Special Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2026, the Company convened and then determined to adjourn, without conducting any business, its extraordinary general meeting in lieu of an annual meeting (the “Special Meeting”) to September 8, 2026 at 10:00 a.m. Eastern Time, in order to extend the period of time for redemptions and reversal of redemptions.

The Special Meeting has been called for the purposes of considering and voting upon (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from September 9, 2026 to September 9, 2027 (or such earlier date as may be determined by the Board of Directors of the Company) (such extension, the “Extension”, and such proposal, the “Extension Amendment Proposal”); (ii) a proposal to ratify the selection by the Company’s audit committee, and appointment, of WithumSmith+Brown, PC to serve as its independent registered public accounting firm for the year ending December 31, 2026; and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary or desirable, at the discretion of the directors, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

The record date for the Special Meeting remains July 27, 2026 (the “Record Date”). Shareholders may vote online at https://www.cstproxy.com or by mail, simply by following the instructions on their provided proxy card. Votes will be accepted up to and during the adjourned meeting. Shareholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares.

In connection with the adjourned date, the Company has extended the deadline for holders of the Public Shares to submit their shares for redemption in connection with the Extension Amendment Proposal to 5:00 p.m. Eastern Time on September 3, 2026. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

Item 8.01 Other Events.

In connection with the Extension and Non-Redemption Agreements, the Sponsor intends to convert an aggregate of 5,749,999 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) into an equal number of Class A Ordinary Shares upon the approval of the Extension Amendment Proposal by the Company’s shareholders at the Special Meeting (the “Conversion”). The Class A Ordinary Shares to be issued in connection with the Conversion will be subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 5, 2024 (File No. 333-280552) in connection with the Company’s initial public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “seek,” “predict,” “potential,” “target,” “outlook” or the negatives of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Company’s, the Sponsor’s and the Investors’ expectations with respect to future performance, anticipated financial impacts, the negotiation, execution and terms of the Non-Redemption Agreements, and the likelihood, timing or effects of the Extension Amendment Proposal, any initial business combination, or the amount of funds that may remain in the Company’s trust account. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: the risk that the Non-Redemption Agreements described herein are not entered into on the terms described, or at all; the risk that the Extension Amendment Proposal is not approved; the amount of redemptions by the Company’s public shareholders; the ability of the Company to consummate an initial business combination; and other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026

ANDRETTI ACQUISITION CORP. II

By:	/s/ William M. Brown
Name:	William M. Brown
Title:	Chief Executive Officer

3